Equity Income Fund
Retail Class Ticker HDPEX

Supplement dated January 25, 2016 to
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2015

Upcoming Reorganization of the Fund

The Board of Trustees of Professionally Managed Portfolios (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Hodges Equity Income Fund (the “Acquired Fund”) will reorganize and merge into the Hodges Blue Chip Equity Income Fund (currently named the Hodges Blue Chip 25 Fund), a series of Professionally Managed Portfolios (the “Reorganization”).  Effective March 28, 2016, the Hodges Blue Chip 25 Fund will change its name to the Hodges Blue Chip Equity Income Fund (the “Acquiring Fund”).  The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Hodges Capital Management, Inc. (“Hodges” or the “Advisor”) is the investment adviser to both the Acquired Fund and the Acquiring Fund.  The Acquired Fund and the Acquiring Fund commenced operations at the same time on September 10, 2009.  The Acquired Fund and Acquiring Fund have very similar strategies.  However, the Acquired Fund has grown slowly since its inception, and as of December 31, 2015 the Acquired Fund had only approximately $15.0 million in assets.  At the current asset size, the Acquired Fund is unable to support its own expenses without significant input from the Advisor.

Hodges believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy, and the increase in assets will allow for more diversification.  In addition, combining the portfolios will reduce the likelihood that Hodges will find it necessary to liquidate the Acquired Fund because it can no longer subsidize the expenses of the Acquired Fund.

The Acquired Fund and the Acquiring Fund have similar investment objectives and investment risks.  After the Reorganization, the expense cap of the Acquiring Fund is expected to be the same as that of the Acquired Fund.  Hodges is expected to continue to serve as the investment adviser to the Acquiring Fund immediately following the Reorganization.  Similarly, the current Board of Trustees and all other service providers to the Acquired Fund are expected to remain in place immediately following the Reorganization.

In the next few weeks, shareholders of record of the Acquired Fund will receive an Information Statement/Prospectus with respect to the proposed Reorganization.  A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board of Trustees considered in approving the Reorganization will be provided in the Information Statement/Prospectus.

Please update your records accordingly.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.